Exhibit 4.3
INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ALBERTA
NUMBER VT123456	SHARES *0************** **0************* ***0************ ****0*********** *****0**********

THIS CERTIFIES THAT
SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * *
SPECIMEN
SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456

CUSIP 136644 10 1
ISIN CA1366441014

is the registered holder of	* * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero *
Zero
 * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF
CANADIAN SUPERIOR ENERGY INC.

transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

Chairman	DATED: September 23, 2008 COUNTERSIGNED AND REGISTERED VALIANT TRUST COMPANY TRANSFER AGENT AND REGISTRAR, CALGARY, ALBERTA AND TORONTO, ONTARIO or REGISTRAR AND TRANSFER COMPANY, CRANFORD, NEW JERSEY
By
President and Chief Operating Officer	AUTHORIZED OFFICER

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICES OF VALIANT TRUST COMPANY IN CALGARY, ALBERTA AND TORONTO, ONTARIO OR REGISTRAR AND
TRANSFER COMPANY, CRANFORD, NEW JERSEY

THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES. RESTRICTIONS OR CONDITIONS ATTACHED TO IT.  THE CORPORATION WILL FURNISH TO SHAREHOLDERS, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITICNS OF SUBSEQUENT SERIES.
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

(Name and address of transferee)

_________________________________________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

_______________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated:	20	Signature:
(Signature of Shareholder)

Signature Guaranteed By: _____________________________________________

NOTICE:
The signature of :this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whosoever, and must be guaranteed by a bank, trust company or a member of a recognized Medallion Signature Guarantee Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ
THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.
PAPIER FILIGRANÉ, NE PAS.ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE, POUR CE FAIRE, PLACER À LA LUMIÈRE.